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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K


                                     CURRENT REPORT
                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934


                          Date of Report:  April 18, 2000
                         (Date of earliest event reported)



                                 INTEL CORPORATION
               (Exact name of registrant as specified in its charter)



        Delaware                     0-6217                 94-1672743
       ----------                   ---------             --------------
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)           Identification No.)




  2200 Mission College Blvd., Santa Clara, California            95052-8119
  ---------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)



                                   (408) 765-8080
                                   --------------
                (Registrant's telephone number, including area code)

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 Item 5.       OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended April 1, 2000 and forward-looking statements relating to 2000, the second quarter of 2000 and the second half of 2000 as presented in a press release of April 18, 2000.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

    (c)        Exhibits

               99.1 Financial information for Intel Corporation for the quarter ended April 1, 2000 and forward-looking statements relating to 2000, the second quarter of 2000 and the second half of 2000.


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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTEL CORPORATION
                                              (Registrant)





Date: April 18, 2000                       By:  /s/ Andy D. Bryant
                                             ------------------------
                                                Andy D. Bryant
                                                Senior Vice President,
                                                Chief Financial Officer
                                                and Principal Accounting
                                                Officer